Exhibit 10.18
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
This Sixth Amendment to Eighth Restated Credit Agreement (this “Sixth Amendment”) is effective as of December 1, 2011 (the “Sixth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Sixth Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement in certain respects including, without limitation, to amend the Swap Agreement covenant set forth therein.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:
SECTION 1.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 1.
1.1    Amended and Restated Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
1.2    Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
“Proved Developed Producing Reserves” or “PDP” means “proved developed producing oil and gas reserves” as such term is defined by the SEC in its standards and guidelines.

“Proved Reserves” or “TP” means collectively, “proved oil and gas reserves,” “proved developed producing oil and gas reserves,” “proved developed non-producing oil and gas reserves” (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and “proved undeveloped oil and gas reserves,” as such terms are defined by the SEC in its standards and guidelines.
“Sixth Amendment” means that certain Sixth Amendment to Eighth Restated Credit Agreement dated effective as December 1, 2011, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.
1.3    Amendment to Swap Agreements Covenant. Section 9.18 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
“Section 9.18    Swap Agreements. Parent and the Borrowers will not, and will not permit any other Credit Party to, at any time:
(a)    enter into any Swap Agreements with any Person other than:
(i) Swap Agreements in respect of commodities (A) with an Approved Counterparty and (B) which shall not, in any case, have a tenor of greater than five and one-half (5.5) years and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) (1) do not exceed at any time such Swap Agreement is in effect, one hundred percent (100%) of the reasonably anticipated projected production from Proved Reserves of Oil and Gas Properties of the Credit Parties set forth in the most recent Reserve Report delivered to Administrative Agent hereunder (as such report may be supplemented from time to time by the Credit Parties delivering to Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions, dispositions and other results of operations since the effective date of such Reserve Report) for each of oil, gas and natural gas liquids, calculated separately, and (2) do not exceed, as of the date such Swap Agreement is executed, the applicable percentage set forth in the table below of the reasonably anticipated projected production (x) from Proved Reserves of oil and gas (but not natural gas liquids) of the Credit Parties for up to 36 months following such date of execution, (y) from Proved Developed Producing Reserves of natural gas liquids of the Credit Parties for up to 24 months following the date of execution, and (z) from Proved Developed Producing Reserves of oil and gas (but not natural gas liquids) of the Credit Parties for months 37 to 66 following such date of execution, in each case for Oil and Gas Properties of the Credit Parties set forth in the most recent Reserve Report delivered to Administrative Agent hereunder (as such report may be supplemented from time to time by the Credit Parties delivering to Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions, dispositions and other results of operations since the effective date of such Reserve Report) and for volumes of each of oil, gas and natural gas liquids, calculated separately, for each month during the period during which such Swap Agreement is in effect:

Period (relative to execution date of relevant Swap Agreement)	Percentage Limitation
	Oil	Gas	NGL
Months 1-12	90% TP	90% TP	70% PDP
Months 13-24	85% TP	85% TP	70% PDP
Months 25-36	65% TP	65% TP	0.0% TP
Months 37-66	100% PDP	100% PDP	0.0% TP

provided, that any Credit Party may enter into Swap Agreement consisting solely of a floor price (i.e., floor, put or option) so long as the amount of Hydrocarbons that are the subject of any such Swap Agreement in existence at any such time do not exceed one-hundred percent (100%) of such Credit Party’s reasonably anticipated projected production from Proved Reserves during the term of any such existing Swap Agreement; provided further, that any Swap Agreement entered into with respect to reasonably anticipated projected production of natural gas liquids may be in the form of Swap Agreements for additional crude oil volumes as a substitute for hedging natural gas liquids so long as such crude oil volumes hedged are identified and consistently reported as natural gas liquids Swap Agreements for purposes of compliance with this Section 9.18; and
(ii) Swap Agreements in respect of interest rates with an Approved Counterparty, the notional amounts of which (when aggregated with all other Swap Agreements of the Credit Parties’ then in effect in respect of interest rates) do not exceed 100% of the then outstanding principal amount of the Credit Parties’ Debt for borrowed money, and which Swap Agreements shall not, in any case, have a tenor of greater than five (5) years.
(b)    be a party to any Swap Agreement which contains any requirement, agreement or covenant for any Credit Party to post cash or other collateral or margin (including in the form of a letter of credit) to secure its/their obligations under such Swap Agreement or to cover market exposures.
(c)    terminate any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), now existing or hereafter arising, without the prior written consent of the Required Lenders except to the extent such terminations are permitted by Section 9.12.”
SECTION 2.    Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof, is subject to the satisfaction of each of the following conditions precedent:
2.1    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
2.2    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Sixth Amendment and the transactions contemplated hereby.

SECTION 3.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Sixth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
3.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
3.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Sixth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
3.3    Validity and Enforceability. This Sixth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
3.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.
SECTION 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Sixth Amendment.
4.2    Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.
4.4    Counterparts. This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until Parent, Borrowers and the Required Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

4.5    Complete Agreement. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
4.6    Headings. The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.
4.7    Effectiveness. This Sixth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.
4.8    Governing Law. This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ Correne S. Loeffler
Correne S. Loeffler
Authorized Officer

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:
Name:
Title:

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Catherine Stacy
Name:	Catherine Stacy
Title:	Vice President

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

BANK OF SCOTLAND plc,
as a Lender

By:
Name:
Title:

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

COMERICA BANK,
as a Lender

By:	/s/ Katya Evseev
Name:	Katya Evseev
Title:	Corporate Banking Officer

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

NATIXIS,
as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Managing Director

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

MACQUARIE BANK LIMITED,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Terry Owen McCarter
Name:	Terry Owen McCarter
Title:	SVP

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

COMPASS BANK,
as a Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ING CAPITAL LLC,
as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Vice President

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

UNION BANK, N.A.,
as a Lender

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Vice President

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page
SIXTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.